Third Quarter 2011 Earnings Conference Call October 26, 2011 Exhibit 99.2

Forward-Looking Statements

Certain items in this presentation and other information we provide from time to time may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not necessarily limited to, statements relating to future events and financial performance. Words such as “anticipates,” “expects,” “intends,” “plans,” “projects,”
“believes,” “appears,” “may,” “will,” “would,” “could,” “should,” “seeks,” “estimates” and variations on these words and similar expressions are intended to identify such forward-looking statements. These statements are based on management’s current expectations and beliefs and are subject to a number of factors that could lead to actual results materially different from those described in the forward-looking statements in this presentation, including operating ratio goals. RailAmerica, Inc. can give no assurance that its expectations will be attained. Accordingly, you should not place undue reliance on any forward-looking statements contained in this presentation. Factors that could have a material adverse effect on our operations and future prospects or that could cause actual results to differ materially from RailAmerica, Inc.’s expectations include, but are not limited to, prolonged capital markets disruption and volatility, general economic conditions and business conditions, our relationships with Class I railroads and other connecting carriers, our ability to obtain railcars and locomotives from other providers on which we are currently dependent, legislative and regulatory developments including rulings by the Surface Transportation Board or the Railroad
Retirement Board, strikes or work stoppages by our employees, our transportation of hazardous materials by rail, rising fuel costs, goodwill assessment risks, acquisition risks, competitive pressures within the industry, risks related to the geographic markets in which we operate; and other risks detailed in RailAmerica, Inc.'s filings with the Securities and Exchange Commission, including our
Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q.  In addition, new risks and uncertainties emerge from time to time, and it is not possible for RailAmerica, Inc. to predict or assess the impact of every factor that may cause its actual results to differ from those contained in any forward-looking statements. Such forward-looking statements speak only as of the date of this presentation. RailAmerica, Inc. expressly disclaims any obligation to release publicly any updates or revisions to any forward-
looking statements contained herein to reflect any change in its expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.

Executive Summary John Giles, President and Chief Executive Officer 3

Third quarter 2011 overview

Strategic Focus Accomplishments
Organic Growth
External Growth
Financial Flexibility
Revenue increased 9%
• Carloads declined 6%
• Average freight revenue per car up  14%
• Non-freight revenue up 14%
Operating income (excluding 45G, impairments & asset sales)
up 10%
1
Adjusted income from continuing operations
2
of $0.24 per
share
Robust pipeline of industrial development and acquisition
opportunities
$96 million of cash as of 9/30/11
Initiated $25 million share repurchase program
New $75 million revolver
Note: (1) See page 23 for a reconciliation to GAAP.  Reported operating income up 11% for Q3 2011 versus Q3 2010.
(2) See page 24 for a reconciliation to GAAP.  Reported income from continuing operations of $0.17 per share for Q3 2011.

Commercial Update Charlie Patterson, Chief Commercial Officer 5

($in millions)
Q3 2011 revenue up $11.4 million versus Q3 2011.
Strong pricing and growth in non-freight revenue and fuel surcharge offset lower volume.
$128.3
($5.3)
$8.8
$3.5
$4.4
$139.7
Q3 2010 Volume Rev. Per Car Fuel Surcharge Non-Freight Q3 2011
Freight Revenue
$7.0
Third quarter 2011 revenue up 9%
Note: Numbers may not add or recalculate due to rounding.
+9%

Third quarter 2011 carloads declined 6%, flat excluding coal

Note: Numbers may not add or recalculate due to rounding.
Revenue
Q3 Q3 Q3 2011 vs. Q3 2011 vs.
2010 2011 Q3 2010 Q3 2010
Industrial Products Subtotal 92,732       94,409       2% 12%
Chemicals 23,947       24,037       0% 11%
Pulp, Paper & Allied Products 17,565       18,639       6% 15%
Metallic Ores and Metals 18,145       17,828       -2% 6%
Waste & Scrap Materials 14,231       14,965       5% 8%
Petroleum 9,027         8,274         -8% -10%
Other 7,175         7,906         10% 82%
Motor Vehicles 2,642         2,760         4% 10%
Agricultural & Food Products Subtotal 46,390       43,076       -7% 0%
Agricultural Products 32,730       29,044       -11% -5%
Food or Kindred Products 13,660       14,032       3% 13%
Coal 47,176       35,335       -25% -15%
Construction Products Subtotal 33,201       34,155       3% 16%
Non-Metallic Minerals and Products 21,421       21,508       0% 15%
Forest Products 11,780       12,647       7% 18%
Total 219,499      206,975      -6% 7%
Total (excluding coal) 172,323      171,640      0% 10%
"Same Railroad" 219,499      205,824      -6% 7%
Carloads

Third quarter 2011 average freight revenue per carload up 14%

Change in Average Freight Revenue per Carload
(Versus Prior Year Period)
13.6%
9.4%
Q3 2011 vs. Q3 2010
Reported Excl Fuel Surcharge & Foreign Exchange
Core price increases of ~5%

Third quarter non-freight revenue up 14%

Note: Numbers may not add or recalculate due to rounding.
(1) Acquisitions include three Alabama railroads (closed 5/11/11)
Non-freight revenue increase driven by solid growth in all areas except car hire and car storage.
Q3 is the first quarter with Atlas in prior year numbers (effective July 1, 2010).
($ millions) Q3 2010 Q3 2011 % Change
Non-Freight Revenue (Reported) $30.6 $35.0 14%
Less Acquisitions
1
(0.3)
Organic Non-Freight Revenue  $30.6 $34.7 14%
Non-Freight Revenue Detail:
Engineering Services $9.2 $11.1 21%
Car Storage 4.3 3.4 -21%
Demurrage 3.2 4.5 38%
Car Repair 2.9 3.2 12%
Real Estate Lease Income 2.7 3.5 28%
Switching 1.7 2.4 44%
Car Hire Revenue 1.3 1.0 -23%
Other 5.2 5.8 12%
Total $30.6 $35.0 14%

Operational Update John Giles, President and Chief Executive Officer 10

Continued focus on operating ratio improvement

Operating Ratio – excluding 45G benefit, asset sales and impairments negatively impacted by fuel and weather
Fuel expense up 180 basis points
Other expenses down 200 basis points
Note: (1) See page 23 for a reconciliation to GAAP.
(2) Numbers may not add or recalculate due to rounding.
Q3 2010 Q3 2011
Operating Ratio - Reported 77.8% 77.5%
Gain/Loss on Sale of Assets 1.3% 0.0%
Impairment of Assets 0.0% -1.4%
Operating Ratio - excluding asset sales and impairments 79.1% 76.1%
45G Credit 0.0% 2.8%
Operating Ratio - excluding 45G benefit, asset sales and impairments 79.1% 78.9%
Fuel 7.6% 9.4%
Remaining expenses excluding fuel 71.5% 69.5%
% of Operating Revenue
1

Safety trends

40
41
26
23
27
15
2006 2007 2008 2009 2010 2011
YTD
FRA Reportable Personal
Injuries
2.2
2.5
1.6
1.8
2.1
1.5
2006 2007 2008 2009 2010 2011
YTD
Personal Injury (PI) Ratio
Note: RailAmerica includes Canadian railroads and excludes Atlas.
PI ratio rate per 200,000 man hours worked.
FRA = Federal Railroad Administration.
58
48
44
34
30
29
2006 2007 2008 2009 2010 2011
YTD
0.89
0.78 0.77
0.76
0.66
0.86
2006 2007 2008 2009 2010 2011 YTD
FRA Reportable Train
Accidents
FRA Reportable Train
Accident Ratio

Financial Update Clyde Preslar, Chief Financial Officer 13

Third quarter 2011 EPS totaled $0.17 per share including 45G benefit

Note: Numbers may not add due to rounding.
($ in millions except EPS) Q3 2010 Q3 2011 ($) (%)
Operating revenue $128.3 $139.7 $11.4 9%
Operating expenses (99.8)       (108.2)        (8.4)         8%
Operating income $28.5 $31.5 $3.0 11%
Interest expense (19.7)       (17.8)
Other income (loss) 2.3          (0.2)
Income (loss) from continuing operations before taxes $11.0 $13.5 $2.4 22%
Provision for income taxes 3.1          4.4
Income (loss) from continuing operations $8.0 $9.1 $1.1 14%
Net Income (loss) $8.0 $9.1 $1.1 14%
EPS income (loss) from continuing operations - diluted $0.15 $0.17
EPS net income (loss) - diluted $0.15 $0.17
Change

Third quarter 2011 adjusted income from continuing operations was $0.24 per share including $0.05 per share from 45G benefit

Note: (1) Q3 2011 cash taxes paid were $1.1 million .
(2) Numbers may not add due to rounding.
(In thousands, except per share data)
After Tax Per Share
Income (loss) from continuing operations $9,058 $0.17
Add:
Amortization of swap termination costs 1,675         0.03
Impairment of assets 1,189         0.02
Loss on extinguishment of debt and credit facility 439            0.01
Acquisition costs 124            0.00
Adjusted income from continuing operations $12,485 $0.24
Weighted Average common shares outstanding (diluted) 52,083
Q3 2011

Third quarter 2011 detailed results compared to prior year

Note: (1) See page 23 for a reconciliation to GAAP.
(2) Numbers may not add due to rounding.
(in thousands, except carloads and revenue per carload)
Q3 2010
% of
Revenue
Q3 2011
% of
Revenue
($) (%)
Carloads 219,499   206,975   (12,524)    -6%
Average Freight Revenue/Carload $445 $506 $61 14%
Freight revenue $97,665 $104,659 $6,994 7%
Non-freight revenue 30,592     35,006     4,414      14%
Operating revenue $128,257 $139,665 $11,408 9%
Labor & benefits $38,745 30% $41,379 30% $2,634
Equipment rents 8,721      7% 9,046      6% 325
Purchased services 9,830      8% 10,996     8% 1,166
Diesel fuel 9,760      8% 13,142     9% 3,382
Casualties & insurance 4,816      4% 4,006      3% (810)
Materials 6,782      5% 7,879      6% 1,097
Joint facilities 2,454      2% 2,459      2% 5
Other expenses 8,785      7% 9,271      7% 486
Track maintenace expense reimbursement -          0% (3,879)     -3% (3,879)
Loss (gain) on sales of assets (1,708)     -1% 8             0% 1,716
Impairment of assets -          0% 1,949      1% 1,949
Depreciation expense 11,581     9% 11,921     9% 340
Operating expenses $99,766 77.8% $108,177 77.5% $8,411 8%
Operating income $28,491 22.2% $31,488 22.5% $2,997 11%
$26,783 20.9% $29,566 21.2% $2,783 10%
Change
Operating income excluding 45G benefit, asset sales and
impairments
(1)

Capital expenditures

Capital Expenditures
Note: Numbers may not add due to rounding.
($ in millions) 2010 2011 2010 2011
Maintenance $11.9 $16.1 $37.5 $40.6
Project (non-NECR) 4.3 7.5 9.3 12.6
NECR High Speed Rail Project * - 33.8 - 44.4
45G Credit - - - (4.0)
Reported Capex $16.2 $57.3 $46.8 $93.5
* Sources of NECR Project Funding $0.0 $33.8 $0.0 $44.4
NECR Grant - 24.4 - 31.3
Scrap Sales Related to NECR Project - 3.0 - 4.9
RA Contribution - 6.5 - 8.1
Third Quarter Third Quarter YTD

Favorable tax attributes enhance cash flow and value to shareholders

Federal net operating loss carryforward (NOL’s) of more than $100 million
Unused 45G credits of $95 million
45G credits approved for 2011
Minimal cash tax payer
Third quarter 2011 summary
•
Financial statement income tax expense: $4.4 million
•
Cash taxes paid: $1.1 million

Strong capital structure supports organic growth and strategic investments

Capitalization
Note: Numbers may not add due to rounding.
($ in millions)
At December
31, 2010
At September
30, 2011
Cash & equivalents $153.0 $95.8
Senior Secured Notes due 2017 571.2                573.0
Other long-term debt 2.6                     2.3
Total debt $573.7 $575.2
Stockholders equity $704.7 $673.6
Total capitalization $1,278.5 $1,248.8
Total debt / Total capitalization 45% 46%
Net debt / Total capitalization 33% 38%

Q4 Estimates

Note: (1) Assumes no acquisitions or debt repayment and does not include interest income on cash balances.
(2) Assumes ~ $18 million in full year project capital.
($ in millions) Q4 2011 FY 2011
Carload Growth -2% to -4% -3% to -4%
Core Pricing 4% to 5% ~ 4%
Non-freight Revenue $'s (including Atlas) $32 to $34 $128 to $130
Interest expense:
(1)
Swap loss amortization $2.3 $11.9
Deferred loan costs 0.6 2.3
Original issue discount 0.6 2.4
Senior note interest 13.7 54.8
Other interest 0.2 0.6
Total $17.4 $72.0
45G credits:
Operating expense benefit ~$3.8 ~$17
Capital expenditure benefit ~$1.0 ~$5
Capital expenditures:
Capex excluding 45G & NECR  High Speed Rail Project
(2)
$16 to $19 ~ $70
NECR Project (net of grants & scrap sales) ($6) to ($4) $2 to $4
Effective tax rate 35% to 36% 31% to 33%
Cash taxes $1 to $2 $4 to $5

21

Appendix 22

Operating Income and Operating Ratio Excluding 45G Benefit Reconciliation to GAAP & Operating Income
and Operating Ratio Excluding 45G Benefit, Asset Sales & Impairments Reconciliation to GAAP

Note: (1) Numbers may not add due to rounding.
($ in thousands)
Operating revenue $128,257 $139,665
Operating expense 99,766     108,177
Operating Income, reported 28,491     31,488
Operating ratio Reported 77.8% 77.5%
Less: Benefit from 45G credits -           0.0% (3,879)      2.8%
Operating income excuding 45G Benefit 28,491     27,609
Operating ratio excluding 45G Benefit 77.8% 80.3%
Net (gain) loss on sale of assets (1,708)      1.3% 8              0.0%
Impairment of assets -           1,949       -1.4%
Operating income excluding 45G Benefit, Asset Sales & Impairments $26,783 $29,566
Operating ratio, excluding 45G Benefit, Asset Sales & Impairments 79.1% 78.9%
Q3 2011 Q3 2010
Operating Income Excluding 45G Benefit, Operating Ratio Excluding 45G Benefit, Operating Income Excluding 45G Benefit, Asset Sales & Impairments and Operating Ratio
Excluding 45G Benefit, Asset Sales & Impairments are supplemental measures of profitability that are not calculated or presented in accordance with U.S. generally accepted accounting principles (“GAAP”).  We use non-GAAP financial measures as a supplement to our GAAP results in order to provide a more complete understanding of the factors and trends affecting our business.  However, Operating Income Excluding 45G Benefit, Operating Ratio Excluding 45G Benefit, Operating Income Excluding 45G Benefit, Asset
Sales & Impairments and Operating Ratio Excluding 45G Benefit, Asset Sales & Impairments have limitations as analytical tools.  They are not measurements of our profitability under GAAP and should not be considered as alternatives to Operating Income or Operating Ratio as measures of profitability.

Operating Income Excluding 45G Benefit and Operating Ratio Excluding 45G Benefit assist us in measuring our performance and profitability of our operations without the impact of monetizing the 45G tax benefit.  Operating Income Excluding 45G Benefit, Asset Sales & Impairments and Operating Ratio Excluding 45G Benefit, Asset Sales &
Impairments assist us in measuring our performance and profitability of our operations without the impact of monetizing the 45G tax benefit, Asset Sales and Impairments.  The following table sets forth the reconciliation of Operating Income Excluding 45G Benefit from our Operating Income, Operating Ratio Excluding 45G Benefit from our Operating
Ratio, Operating Income Excluding 45G Benefit, Asset Sales & Impairments from our Operating Income and Operating Ratio Excluding 45G Benefit, Asset Sales & Impairments
from our Operating Ratio.

Adjusted income from continuing operations reconciliation to GAAP

Note: (1) Numbers may not add due to rounding.
Adjusted income from continuing operations is a supplemental measure of profitability that is not calculated or presented in accordance with
U.S. generally accepted accounting principles (“GAAP”).  We use non-GAAP financial measures as a supplement to our GAAP results in order to provide a more complete understanding of the factors and trends affecting our business.  However, Adjusted income from continuing operations has limitations as an analytical tool.  It is not a measurement of our profitability under GAAP and should not be considered as an alternative to Income (loss) from continuing operations as a measure of profitability.
Adjusted income from continuing operations assists us in measuring our performance and profitability of our operations without the impact of transaction costs related to debt and credit facility extinguishment, acquisitions, impairment of assets and swap termination. The following table sets forth the reconciliation of Adjusted income from continuing operations.
(In thousands, except per share data)
After Tax Per Share After Tax Per Share
Income (loss) from continuing operations $7,968 $0.15 $9,058 $0.17
Add:
Amortization of swap termination costs 2,973         0.05           1,675         0.03
Impairment of assets -             -             1,189         0.02
Loss on extinguishment of debt and credit facility -             -             439            0.01
Acquisition costs (1,043)        (0.02)          124            0.00
Adjusted income from continuing operations $9,898 $0.18 $12,485 $0.24
Weighted Average common shares outstanding (diluted) 54,872       52,083
Q3 2010 Q3 2011

Adjusted EBITDA reconciliation to GAAP

Adjusted EBITDA, is a supplemental measure of liquidity that is not calculated or presented in accordance with U.S. generally accepted accounting principles (“GAAP”). We use non-GAAP financial measures as a supplement to our GAAP results in order to provide a more complete understanding of the factors and trends affecting our business. However, Adjusted EBITDA has limitations as an analytical tool. It is not a measurement of our cash flows from operating activities under GAAP and should not be considered as an alternative to cash flow from operating activities as a measure of liquidity.
Adjusted EBITDA assists us in monitoring our ability to undertake key investing and financing functions such as making investments, transferring property, paying dividends, and incurring additional indebtedness, which are generally prohibited by the covenants under our senior secured notes unless we meet certain financial ratios and tests.  Adjusted EBITDA represents EBITDA before impairment of assets, equity compensation costs and acquisition costs.  EBITDA, also a non-GAAP financial measure, is defined as net income (loss) before interest expense, provision for (benefit from) income taxes and depreciation and amortization.
The following tables set forth the reconciliation of Adjusted EBITDA from our cash flow from operating activities (in thousands):
Q1 2011 Q2 2011 Q3 2011 YTD 2011
Cash flows from operating activities to Adjusted
EBITDA Reconciliation:
Net cash provided by operating activities $ 23,123 $ 29,605 $ 19,011 $  71,739
Changes in working capital accounts      1,015      1,659     13,940      16,614
Depreciation and amortization, including amortization of
debt issuance costs classified in interest expense    (12,945)    (12,919)    (13,148)     (39,012)
Amortization of swap termination costs     (3,677)     (3,201)     (2,747)      (9,625)
Net gain (loss) on sale or disposal of properties        (207)           64            (8)         (151)
Impairment of assets           -       (3,220)     (1,949)      (5,169)
Equity compensation costs     (2,609)     (2,370)     (2,402)      (7,381)
Financing costs           -             -          (719)         (719)
Deferred income taxes        (615)        (918)     (2,920)      (4,453)
Net income      4,085      8,700      9,058      21,843
Add:
Provision for income taxes      2,067      2,350      4,407       8,824
Interest expense, including amortization costs     18,591     18,143     17,792      54,526
Depreciation and amortization     11,764     11,736     11,921      35,421
EBITDA     36,507     40,929     43,178    120,614
Add:
Equity compensation costs      2,609      2,370      2,402       7,381
Impairment of assets           -        3,220      1,949       5,169
Financing costs           -             -           719          719
Acquisition costs           72         243         203          518
Adjusted EBITDA $ 39,188 $ 46,762 $ 48,451 $134,401

Adjusted EBITDA reconciliation to GAAP (continued)

Q1 2010 Q2 2010 Q3 2010 YTD 2010
Cash flows from operating activities to Adjusted EBITDA Reconciliation:
Net cash provided by operating activities $ 25,440 $ 33,290 $   9,142 $  67,872
Changes in working capital accounts    (10,191)    (13,583)     18,975      (4,799)
Depreciation and amortization, including amortization of debt issuance costs
classified in interest expense    (12,151)    (11,988)    (12,724)     (36,863)
Amortization of swap termination costs     (6,073)     (5,635)     (4,874)     (16,582)
Net gain (loss) on sale or disposal of properties           34          (25)      1,708       1,717
Loss on extinguishment of debt           -       (8,357)           -        (8,357)
Equity compensation costs     (1,525)     (1,965)     (2,035)      (5,525)
Deferred income taxes      1,952      4,042     (2,224)       3,770
Net income (loss)     (2,514)     (4,221)      7,968       1,233
Add:
(Benefit from) provision for income taxes        (530)     (2,772)      3,052         (250)
Interest expense, including amortization costs     22,704     22,153     19,735      64,592
Depreciation and amortization     10,923     10,755     11,581      33,259
EBITDA     30,583     25,915     42,336      98,834
Add:
Equity compensation costs      1,525      1,965      2,035       5,525
Loss on extinguishment of debt           -        8,357           -         8,357
Acquisition costs           -           261     (1,710)      (1,449)
Adjusted EBITDA $ 32,108 $ 36,498 $ 42,661 $111,267

45G tax credit

Note: (1) Numbers may not add due to rounding.
($ in millions) Q1 Q2 Q3 Q4 FY
2009 Actual
Income Statement Benefit 4.1          4.1          4.5          3.9            16.7
Capital Expenditure Benefit -          -          -          5.2            5.2
2010 Actual
Income Statement Benefit -          -          -          17.6          17.6
Capital Expenditure Benefit -          -          -          4.2            4.2
2011 Projected
Income Statement Benefit 4.2          5.1          3.9          3.8            16.9
Capital Expenditure Benefit -          4.0          -          1.0            5.0
Financial Impact of 45G Credit Assignment

Swap amortization

Note: (1) Numbers may not add due to rounding.
($ in millions) 2011 2012 2013 2014
Q1 $3.7 $1.8 $0.9 $0.2
Q2 $3.2 $1.6 $0.8
Q3 $2.7 $1.5 $0.7
Q4 $2.3 $1.2 $0.5
FY
(1)
$11.9 $6.1
$2.9 $0.2